UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AETHERIUM ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This amendment (this “Amendment”) to the Definitive Proxy Statement on Schedule 14A filed by Aetherium Acquisition Corp. (the “Company”) with the Securities and Exchange Commission on February 23, 2024 (the “Proxy Statement”) is being filed (i) to amend the Extension Payment amount per share for each public share of the Company’s Common Stock outstanding and (ii) to clarify that if the Charter Amendments Proposal (Proposal 1) and Trust Amendment Proposal (Proposal 4) are approved, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding.

Except as specifically discussed in this Explanatory Note, this Amendment does not otherwise modify or update any other disclosures in the Proxy Statement. This Amendment should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement.

If you have already given voting instructions to your proxy, you can change your vote at any time before the meeting by providing new voting instructions as described in more detail within the Proxy Statement.

LETTER TO SHAREHOLDERS OF AETHERIUM ACQUISITION CORP.

79B Pemberwick Rd.

Greenwich, CT 06831

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 5, 2024

Dear Stockholders of Aetherium Acquisition Corp.:

You are cordially invited to attend the special meeting (the “Special Meeting”) in lieu of an annual general meeting of stockholders of Aetherium Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Aetherium Acquisition Corp.” or the “Company”) to be held at 8:30 a.m. Eastern Time on March 5, 2024, which will be conducted virtually via live webcast at https://www.cstproxy.com/aetherium/2024 (Conference ID: 2629892#), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 2629892#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated March 5, 2024, and is first being mailed to stockholders of the Company on or about March 5, 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

Proposal No. 1 — The Charter Amendments Proposal — A proposal to amend Aetherium’s amended and restated certificate of incorporation (the “Charter”), to:

●	authorize the withdrawal of interest from the Trust Account to pay the Company’s excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022 (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

●	extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the public shares of Class A common stock, $0.0001 par value, (the “Class A common stock” included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on January 3, 2022 (the “IPO”), from 15 months from the closing of the IPO to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account (defined below) $0.033 per non-redeeming Public Share (the “Extension Payment”) for each one-month Extension or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Extension,” such date, the “Extended Date,” and, such proposal, the “Charter Amendments Proposal”);

Proposal No. 2 — The Conversion Amendment Proposal — A proposal to amend Aetherium’s Charter to amend certain provisions which restrict the Class B common stock, par value $0.0001, of the Company (the “Class B common stock” or the “Founder Shares”) from converting to Class A common stock before the consummation of an initial business combination (the “Conversion Amendment” and, such proposal, the “Conversion Amendment Proposal”);

Proposal No. 3 — The Redemption Limitation Amendment Proposal — A proposal to amend to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal” and, together with the Charter Amendments Proposal and the Conversion Amendment Proposal, the “Charter Proposals”);

Proposal No. 4 — The Trust Amendments Proposal — A proposal to amend the Company’s investment management trust agreement, dated as of December 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to:

(i) clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

(ii) extend the Extended Termination Date from fifteen (15) months from the Company’s initial public offering to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, until December 29, 2024 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendments Proposal”);

Proposal No. 5 — The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Special Meeting or (ii) if the board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal” and, together with the Charter Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendments and the Redemption Limitation Amendment are to allow us more time to enter into and complete a business combination and to eliminate the requirement that we have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act in order to consummate a business combination). The Charter currently provides that we have until April 3, 2024 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Charter Amendments Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a separate Special Meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before April 3, 2024. Therefore, without the Extension, if we are unable to complete a business combination on or before April 3, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

The purpose of the Conversion Amendment Proposal is to provide the holders of the Class B common stock with the flexibility to assist the Company in meeting the applicable exchange listing requirements in connection with the Charter Amendments and the consummation of the Company’s initial business combination. Further, if the Conversion Amendment Proposal is approved, the Sponsor has agreed to convert certain of its Founder Share as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A common stock, on a one-for-one basis, in accordance with the Charter, upon the implementation of the Conversion Amendment, which would be effected prior to the redemption of any Class A common stock in connection with the implementation of the Charter Amendments or the Conversion Amendment. The Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A common stock issued to the Sponsor or the Company’s officers and directors as a result of the Class B common stock conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A common stock held by the Sponsor or the Company’s officers and directors in connection with the Extension to the Extended Date pursuant to the Charter Amendments.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendments Proposal or implement the Extension. In the event the Special Meeting is cancelled, and a business combination is not consummated prior to April 3, 2024, we will dissolve and liquidate in accordance with the Charter.

In connection with the Charter Amendments Proposal and contingent upon the effectiveness of the implementation of the Extension, Public Stockholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Charter Amendments Proposal and an Election can also be made by holders of Public Shares (the “Public Stockholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.

Public Stockholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the time of the Election. If the Charter Amendments Proposal is approved and the Extension is implemented, Public Stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Charter Amendments Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a proxy statement or separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Special Meeting. If the Charter Amendments Proposal and the Trust Amendments Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Charter Proposals.

Based upon the amount in the Trust Account as of December 31, 2023, which was approximately $32,931,063.73, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.01 at the time of the Special Meeting. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on February 7, 2024, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $10.94. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”).

Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Special Meeting or (ii) if the board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Proposals.

If the Charter Amendments Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by April 3, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of Founder Shares (together with the Class A common stock, the “Common Stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Subject to the foregoing, the approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal each approval under Delaware law by the affirmative vote of sixty-five percent (65%) or more of the votes cast by the holders of the Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Charter Amendments Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting.

Our board has fixed the close of business on February 9, 2024 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Special Meeting. Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

The Company reserves the right at any time to cancel the Special Meeting (by means of adjourning the Special Meeting) and not to submit to its stockholders any of the Proposals. In the event the Special Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Charter.

By Order of the Board of Directors of Aetherium Acquisition Corp.

/s/ Jonathan Chan
Jonathan Chan
Chief Executive Officer
(Principal Executive Officer)

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. Subject to the foregoing, the approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal each approval under Delaware law by the affirmative vote of sixty-five percent (65%) or more of the votes cast by the holders of the Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Approval of the Adjournment Proposal the affirmative vote of at least a majority of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Your failure to vote or instruct your broker or bank how to vote will mean that your Common Stock will not count towards the quorum requirement for the Special Meeting and will not be voted but will otherwise not have any effect on whether the Proposals are approved. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and the Trust Amendments Proposal, or the Adjournment Proposal.

You are not being asked to vote on an initial business combination at this time. If you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on such business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event an initial business combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AETHERIUM ACQUISITION CORP.
79B Pemberwick Road

Greenwich, CT 06831

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IN LIEU OF AN ANNUAL GENERAL MEETING
TO BE HELD ON MARCH 5, 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” in lieu of an annual general meeting of stockholders of Aetherium Acquisition Corp., which we refer to as the “we,” “us,” “our,” or the “Company,” will be held at 8:30 AM Eastern Time on March 5, 2024 as a virtual meeting.

You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/aetherium/2024 (Conference ID: 2629892#). If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

Proposal No. 1 — The Charter Amendments Proposal — A proposal to amend Aetherium’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the public shares of Class A common stock, $0.0001 par value, (the “Class A common stock” included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on January 3, 2022 (the “IPO”), to:

(i)	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

(ii)	extend the time to complete the Business Combination to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account (defined below) $0.033 per non-redeeming Public Share (the “Extension Payment”) for each one-month Extension or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Extension,” such date, the “Extended Date,” and, such proposal, the “Charter Amendments Proposal”);

Proposal No. 2 — The Conversion Amendment Proposal — A proposal to amend Aetherium’s Charter to amend certain provisions which restrict the Class B common stock, par value $0.0001, of the Company (the “Class B common stock” or the “Founder Shares”) from converting to Class A common stock before the consummation of an initial business combination (the “Conversion Amendment” and, such proposal, the “Conversion Amendment Proposal”);

Proposal No. 3 — The Redemption Limitation Amendment Proposal — A proposal to amend to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal” and, together with the Charter Amendments Proposal and the Conversion Amendment Proposal, the “Charter Proposals”);

Proposal No. 4 — The Trust Amendments Proposal — A proposal to amend the Company’s investment management trust agreement, dated as of December 29, 2021, as subsequently amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to:

(i)	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

(ii)	extend the Extended Termination Date to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, until December 29, 2024 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendments Proposal”);

Proposal No. 5 — The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Special Meeting or (ii) if the board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal” and, together with the Charter Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendments is to allow us more time to enter into and complete a business combination. The Charter currently provides that we have until April 4, 2024 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Charter Amendments Proposal to allow for additional time to complete an initial business combination, to hold a separate Special Meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to complete our initial business combination before April 4, 2024. Therefore, without the Extension, if we are unable to complete a business combination on or before April 4, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq Global Market (“Nasdaq”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In connection with the Charter Amendments Proposal, and contingent upon the effectiveness of the implementation of the Extension, Public Stockholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Charter Amendments Proposal and an Election can also be made by holders of Public Shares (the “Public Stockholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.

Public Stockholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the deadline specified to make the Election. If the Charter Amendments Proposal is approved and the Extension is implemented, Public Stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Charter Amendments Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Special Meeting. If the Charter Amendments Proposal and the Trust Amendments Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Charter Amendments and the Redemption Limitation Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $32,931,063.73 that was in the Trust Account as of December 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Charter Amendments Proposal is not approved or the Extension is not implemented and we do not complete our initial business combination by April 4, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholder and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of Founder Shares (together with the Class A common stock, the “Common Stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of Founder Shares.

Based upon the amount in the Trust Account as of December 31, 2023, which was approximately $32,931,063.73, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.01 at the time of the Special Meeting. The closing price of the Public Shares on Nasdaq on February 22, 2024 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.91. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendments Proposal is approved, the approval will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Charter Amendments Proposal is approved.

Our board has fixed the close of business on February 9, 2024 (the “record date”) as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 2,991,003 Public Shares outstanding and there were 3,519,503 shares of Class A common stock and 2,875,000 shares of Class B common stock for a total of 6,394,503 shares of Common Stock outstanding. The Class B common stock carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all of their Founder Shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $10,000. We will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated February 23, 2024 and is first being mailed to stockholders on or about February 23, 2024.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts.

When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A: We are a blank check company incorporated on April 15, 2021 as a Delaware exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On January 3, 2022, we consummated the initial public offering (the “Initial Public Offering” or “IPO”), of our units (the “units”), with each unit consisting of one share of Class A common stock (such public share of Class A common stock, the “Public Shares”), and one redeemable public warrant. the Company consummated the private placement of an aggregate of 528,500 units (the “Placement Units”). Simultaneously with the closing of the Company’s IPO, the Company consummated the private placement of an aggregate of 528,500 units (the “Placement Units”) to the Sponsor at a price of $10.00 per Placement Unit, generating total gross proceeds of $5,285,000 (the “Private Placement”). Following the closing of the IPO and full exercise of the over-allotment, a total of $116,725,000 from the net proceeds of the sale of the units in the IPO and a portion of the proceeds from the Private Placement was placed in the Trust Account.

Like many blank check companies, our Charter provides for the return of the funds held in the Trust Account to our Public Stockholders if we do not consummate a business combination on or before a certain date (in our case, April 3, 2024), unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter. Our board has determined that it is in the best interests of the Company to amend the Charter to

i.	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

ii.	extend the date we have to consummate a business combination from 15 months from the closing of the IPO to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, or such earlier date as is determined by our board, in its sole discretion, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently to allow our stockholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting the Proposals included herein to our stockholders to vote upon. Therefore, our Board is submitting the Charter Amendments Proposal described in this proxy statement for the stockholders to vote upon at the Special Meeting.

Q:	What is being voted on?

A:	You are being asked to vote on:

●	Proposal No. 1 — The Charter Amendments Proposal — A proposal to amend Aetherium’s amended and restated certificate of incorporation (the “Charter”), to

(i)	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

(ii)	extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the public shares of Class A common stock, $0.0001 par value, (the “Class A common stock” included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on January 3, 2022 (the “IPO”), from 15 months from the closing of the IPO to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account (defined below) $0.033 per non-redeeming Public Share (the “Extension Payment”) for each one-month Extension or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Extension,” such date, the “Extended Date,” and, such proposal, the “Charter Amendments Proposal”);

2

●	Proposal No. 2 — The Conversion Amendment Proposal — A proposal to amend Aetherium’s Charter to amend certain provisions which restrict the Class B common stock, par value $0.0001, of the Company (the “Class B common stock” or the “Founder Shares”) from converting to Class A common stock before the consummation of an initial business combination (the “Conversion Amendment” and, such proposal, the “Conversion Amendment Proposal”);

●	Proposal No. 3 — The Redemption Limitation Amendment Proposal — A proposal to amend to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal” and, together with the Charter Amendments Proposal and the Conversion Amendment Proposal, the “Charter Proposals”);

●	Proposal No. 4 — The Trust Amendments Proposal — A proposal to amend the Company’s investment management trust agreement, dated as of December 29, 2021, as subsequently amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to:

(i)	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding); and

(ii)	extend the Extended Termination Date from fifteen (15) months from the Company’s initial public offering to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, until December 29, 2024 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendments Proposal”);

●	Proposal No. 5 — The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Special Meeting or (ii) if the board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal” and, together with the Charter Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a proxy statement or separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Special Meeting. If the Charter Amendments Proposal and the Trust Amendments Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Special Meeting regarding the Charter Proposals.

3

If the Charter Amendments Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendments Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $33,909,589.82 that was in the Trust Account as of February 22, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Charter Amendments Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by April 3, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.

Q:	Why is the Company proposing the Charter Amendments Proposal?

A: Our Charter provides for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before April 3, 2024. Accordingly, as we explain below, we may not be able to enter into and complete an initial business combination by that date. We are asking for an extension of this timeframe in order to have sufficient time to enter into and complete a business combination. Our board currently believes there is not sufficient time before April 3, 2024 to enter into a definitive agreement relating to an initial business combination.

Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our stockholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension.

Q:	Why should I vote “FOR” the Charter Amendments Proposal?

A: Our Charter provides that we have until April 3, 2024 to complete our initial business combination under its terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before April 3, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. The Charter Amendments Proposal would give us the opportunity to complete a business combination, which our board believes is in the best interests of the stockholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination. Our board recommends that you vote “FOR” favor of the Charter Amendments Proposal.

4

Q:	Will you seek any further extensions to liquidate the Trust Account?

A: Other than the extension until the Extended Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:	Why is the Company proposing the Redemption Limitation Amendment Proposal?

A: The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A: As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders. Whether a holder of Public Shares votes in favor of or against the Charter Amendments Proposal, if such Proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income, if any, divided by the number of then outstanding Public Shares. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination. If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Charter Amendments Proposal is approved, we will have until the Extended Date to consummate our initial business combination.

Our board recommends that you vote “FOR” the Redemption Limitation Amendment Proposal.

Q:	Why is the Company proposing the Conversion Amendment Proposal?

A: The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert such shares to Class A common stock immediately rather than wait for the consummation of the initial business combination. Together with the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal will give the Company further flexibility to retain stockholders and meet continued listing requirements of Nasdaq in the event that the Charter Amendments Proposal is approved.

Q:	Why should I vote “FOR” the Conversion Amendment Proposal?

A: Our board believes it is in the best interests of the Company and its stockholders to approve the Conversion Amendment as provided herein to provide flexibility and to meet continued listing requirements of Nasdaq.

Our board recommends that you vote “FOR” approving the amendment of the Conversion Amendment Proposal.

5

Q:	Why is the Company proposing the Trust Amendments Proposal?

A: The purpose of the Trust Amendments Proposal are to authorize additional time for the Company to complete a business combination. The Trust Agreement, as amended, provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination consummated on or before April 3, 2024. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on an Initial Business Combination. We do not believe that we will have sufficient time to consummate the Initial Business Combination prior to April 3, 2024. Therefore, we are seeking approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal.

Q:	Why should I vote “FOR” the Trust Amendments Proposal?

A: The board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the initial business combination. Accordingly, the Board is proposing the Trust Amendments Proposal to extend the Company’s corporate existence and time to complete an Initial Business Combination.

Our board recommends that you vote “FOR” approving the amendment of the Trust Amendments Proposal

Q:	Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If presented, our board recommends that you vote “FOR” the Adjournment Proposal.

Q:	When would the board abandon the Charter Amendments Proposal?

A: Unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (i) redemptions of our Public Shares in connection with the vote on the Charter Amendments Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendments Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

Q:	How do the Company’s insiders intend to vote their shares?

A: Our Sponsor owns 2,875,000 Founder Shares and 528,500 shares of Class A Common Stock representing 3,519,503 shares of Common Stock or 55.0% of our issued and outstanding Common Stock. The Founder Shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.

6

Q:	What vote is required to approve the Proposals presented at the Special Meeting?

A: The approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal each approval under Delaware law by the affirmative vote of sixty-five percent (65%) or more of the votes cast by the holders of the Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Special Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

Q:	What if I do not want to vote “FOR” the Proposals?

A: If you do not want a Proposal to be approved, you must vote “AGAINST” the Proposal. If the Charter Amendments Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal.

Q:	What happens if the Charter Amendments Proposal is not approved or the Extension is not implemented?

A: If the Charter Amendments Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by April 3, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares. If the Charter Amendments Proposal is not approved, we may become subject to regulation under the Investment Company Act and, if that were to happen, we may choose to liquidate.

Q:	What happens if Redemption Limitation Amendment Proposal is not approved?

A: If the Charter Amendments Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Q:	What happens if the Trust Agreement Amendment Proposal is not approved?

A: If the Trust Amendments Proposal are not approved, the Company will not enter into the Trust Agreement Amendment. If the Trust Amendments Proposal are not approved, we may become subject to regulation under the Investment Company Act and, if that were to happen, we may choose to liquidate.

7

Q:	If the Charter Amendments Proposal is approved, what happens next?

A: If the Charter Amendments Proposal is approved, we will continue our efforts to enter into and complete an initial business combination until the Extended Date. Upon approval of the Charter Proposals by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective at the conclusion of the Special Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.

If the Charter Amendments Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Extended Date if it determines, in its sole discretion, it would be in the best interests of the Company to do so.

If the Charter Amendments Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Common Stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

If the Charter Amendments Proposal is approved but we do not complete our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.

Q:	What happens to the Company warrants if the Charter Amendments Proposal is not approved or the Extension is not implemented?

A: If the Charter Amendments Proposal is not approved or the Extension is not implemented and we have not consummated a business combination by April 3, 2024 we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.

Q:	What happens to the Company warrants if the Charter Amendments Proposal is approved?

A: If the Charter Amendments Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

8

Q:	How are the funds in the Trust Account currently being held?

A: On January 24, 2024, in connection with the issuance of final rules relating to special purpose acquisition companies (“SPACs”), the SEC also issued guidance relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act. On February 6, 2024, to mitigate the risk of being viewed as operating an unregistered investment company under proposed rules issued by the SEC, the Company instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company. The Company is seeking approval of its stockholders to execute the Trust Amendment, thereby ratifying the Company’s prior instructions to Continental. If the Trust Amendments Proposal are not approved, we may become subject to regulation under the Investment Company Act and, if that were to happen, we may choose to liquidate.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A: Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	How do I change my vote?

A: You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Aetherium Acquisition Corp, 79B Pemberwick Road, Greenwich, CT 06831, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual meeting should register for the meeting by February 27, 2024 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of Common Stock:

●	If your shares are registered in your name with our Transfer Agent and you wish to attend the online- only Special Meeting, go to https://www.cstproxy.com/aetherium/2024 (Conference ID: 2629892#), enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:	How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Amendments Proposal each require 65% majority of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Approval of the Adjournment Proposal requires at least a majority of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

9

Stockholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Common Stock entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal, will be counted for the purposes of determining whether each Proposal is approved, and the Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A: No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A: A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all then outstanding Common Stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 3,203,646 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

Q:	Who can vote at the Special Meeting?

A: Only holders of record of our Common Stock at the close of business on February 9, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 3,519,503 shares of Class A common stock and 2,875,000 shares of Class B common stock for a total of 6,394,503 shares of Common Stock were outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person (including by virtual means) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

10

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the Proposals?

A: Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A: Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of our Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A: No. There are no dissenters’ or appraisal rights available to our stockholders in connection with the Charter Amendments Proposal, Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and/or Trust Amendments Proposal.

Q:	What do I need to do now?

A: We urge you to carefully read and consider the information contained in this Proxy Statement, including the Annexes hereto, and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A: If you are a holder of record of our Common Stock, you may vote in person (including by virtual means as provided herein) at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my Public Shares?

A: Each of our Public Stockholders may submit an Election that, if the Extension is implemented, such Public Stockholder elects to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

11

In order to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Public Shares in the manner described above prior to 5:00 p.m. Eastern Time on March 1, 2024 (two business days prior to the date of the Special Meeting).

Q:	How do I withdraw my election to redeem my Public Shares?

A: If you tendered your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who can help answer my questions?

A: If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

If you have questions regarding the certification of your position or tendering your Public Shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

12

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 17, 2023, our Quarterly Report on Form 10-Q filed with the SEC on December 20, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of our initial business combination following the SEC declaring the Registration Statement effective, which includes our preliminary proxy statement/prospectus for our initial business combination. The Registration Statement has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Registration Statement is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Registration Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendments, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Moreover, there is no assurance after any redemptions occur, the Company will be left with sufficient cash to consummate our initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of a Business Combination besides the SEC of the Company’s Registration Statement. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.15 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

13

We may be deemed a “foreign person” under the regulations relating to Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Aetherium Capital Holdings LLC, a Delaware limited liability company. The sponsor currently owns shares of 2,830,000 Class B common stock issued prior to our IPO, and 528,500 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is controlled by one or more non-U.S. persons. While we do believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations we do not believe the Business Combination will be subject to CFIUS review. If the Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination o we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate.

The SEC issued final rules to regulate special purpose acquisition companies that may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”) on January 24, 2024 relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions. These SPAC Rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

Whether a SPAC is an investment company as defined in the Investment Company Act is a question of facts and circumstances according to the adopting release, which added, “Given the individualized nature of this analysis, and because, depending on the facts and circumstances, a SPAC could be an investment company at any stage of its operations.” As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

Moreover, if we are deemed to be an investment company under the Investment Company Act, we may be required to liquidate our Trust Account by returning the then remaining funds in such account to the Public Stockholders and then proceed to liquidate and dissolve. If we are required to liquidate and dissolve, we will be unable to complete our business combination, we may lose the opportunity for any stock price appreciation and our outstanding warrants would expire worthless.

14

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, from our initial public offering, through approximately February 6, 2024, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on or about January 24, 2024, we instructed Continental Stock Transfer & Trust Company, pursuant to the executed Third Amendment to the Investment Management Trust Agreement effective January 24, 2024 between Aetherium Corp. and Continental Stock Transfer & Trust Company, and Citi Agency & Trust to liquidate the investments in the money market funds held in the Trust Account immediately and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at Citi until the earlier of consummation of our initial business combination or liquidation of the Company.

Following such liquidation, we now, and henceforth until the closing of the business combination, will receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Notwithstanding the divestment of all investments in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations effective as of February 6, 2024, we may still be deemed to be an investment company under the Investment Company Act, which could require us to liquidate our Trust Account by returning the then remaining funds in such account to the Public Stockholders and then proceed to liquidate and dissolve. If we are required to liquidate and dissolve, we will be unable to complete our business combination, we may lose the opportunity for any stock price appreciation and our outstanding warrants would expire worthless.

Since the Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,830,000 Founder Shares that were issued to the Sponsor prior to our IPO and 528,500 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Specifically, our Chief Financial Officer owns 15,000 Founder Shares, our three independent directors each owns 10,000 Founder Shares while our Chief Executive Officer owns a 100% beneficial interest in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares of common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may influence their motivation in identifying and selecting its target for a business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The completion of the Business Combination is subject to a number of important conditions, and the Business Combination Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in a Business Combination Agreement, including the approval of the Business Combination by the Aetherium stockholders, the approval of the listing of the combined entity’s shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if a Business Combination Agreement is otherwise terminated by either party, we are unlikely to find another target for a Business Combination before the Effective Date.

15

If the Charter Amendments Proposal and Trust Amendment Proposal are approved, the Company would be permitted to withdraw interest from the Trust Account to pay for the Company’s annual excise tax, if any, which would reduce the amount of interest available to pay to Public Shareholders who exercise redemptions.

The United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions, imposed a one percent (1%) excise tax commencing on or after January 1. 2023. If a significant percentage of Public Holders elect to redeem their Public Shares in connection with an extension meeting, the potential Excise Tax could be meaningful. More specifically, as the Excise Tax will be imposed and due for special purpose acquisition companies in and after 2024, for any redemptions in the preceding year, clarification may be required regarding the interpretation of payment of taxes as governed by the charter and trust agreement. Presently, the Company’s Charter and its Trust Agreement authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes. The Charter Amendment and Trust Amendment proposed in this proxy statement are intended to clarify that the Company would be permitted to withdraw interest from the Trust Account to pay for the Company’s annual excise tax. If the Charter Amendment and Trust Amendment are approved, the Company would be permitted to withdraw interest in the Trust Account to fund excise taxes which would reduce the amount of interest available to pay to Public Shareholders who exercise redemptions and to reduce the amount available at the consummation of the Business Combination (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding).

We have incurred and expects to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $4,025,000 of deferred underwriting commission. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

16

BACKGROUND

The Company

Aetherium was incorporated on April 15, 2021 and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our “Initial Business Combination”. As disclosed in the Company’s prospectus dated December 29, 2021 in connection with its initial public offering (the “IPO”), pursuant to the amended Trust Agreement and the Company’s Charter, Aetherium has until April 3, 2024 to complete the Initial Business Combination. If the Initial Business Combination is not completed prior to April 3, 2024, Aetherium can extend the time to complete the Initial Business Combination only by the amendment of its Charter which requires the approval of at least 65% of the holders of the Company’s outstanding Common Stock, which include the holders of both the Class A common stock and the Class B common stock.

If Aetherium is unable to complete its Initial Business Combination within such period Aetherium must: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Following the closing of the IPO on April 3, 2022 and the underwriters’ full exercise of over-allotment option on the same date, approximately $116.7 million from the net proceeds of the sale of the Public Units in the IPO (each Unit consists of one share of Class A common stock and one redeemable warrant entitling the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share) and the sale of the Private Units was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The Private Units are the same as the Public Units.

The funds held in the Trust Account are no longer invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. On February 6, 2024, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate those securities and thereafter to hold all funds in the Trust Account in cash. Except with respect to interest earned on the funds held in the Trust Account that may be released to Aetherium to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of an Initial Business Combination or the redemption of 100% of the outstanding shares of common stock if Aetherium has not completed an Initial Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which Aetherium completes an Initial Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company is still in the process of identifying a potential business combination target company for an Initial Business Combination.

Our Charter as amended, presently provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if it has not consummated a business combination(s) on or before April 3, 2024.

The mailing address of our principal executive office is: 79B Pemberwick Rd., Greenwich, CT 06831.

Failure to Timely Complete an Initial Business Combination

As disclosed in the Company’s prospectus dated December 29, 2021 in connection with its IPO, pursuant to the Trust Agreement, and the Company’s Charter, if Aetherium does not complete the Initial Business Combination by April 3, 2024, it would cease all operations except for the purpose of winding up the Company.

17

Aetherium and its board of directors have determined that there will not be sufficient time before April 3, 2024 to file an Initial Business Combination Registration Statement or Initial Business Combination Proxy Statement related to the transaction, or to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Aetherium’s board has determined that, given Aetherium’s expenditure of time, effort and money on identifying a suitable company as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Aetherium will have to consummate an Initial Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendments Proposal and the Trust Amendments Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Aetherium’s board of directors determines that Aetherium will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional Extension, Aetherium would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendments Proposal and the Trust Amendments Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Aetherium to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendments Proposal, the Trust Amendments Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendments Proposal, the Trust Amendments Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments Proposal.

However, Aetherium will not proceed with the Charter Amendments Proposal or the Trust Amendments Proposal if the redemption of Public Shares in connection therewith would cause Aetherium to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $32,931,063.73 as of December 31, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Aetherium has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 3,403,500 shares of our common stock, which includes 2,875,000 shares of Class B common stock that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 528,500 shares of our Class A common stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or March 1, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2023, there was approximately $32,931,063.73 in the Trust Account or $11.01 per public share. The closing price of the Company’s common stock on February 7, 2024 was $10.94. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

18

If the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal are not approved and we do not consummate an Initial Business Combination by April 3, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal. The approval of the Charter Amendments Proposal and the Trust Amendments Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendments Proposal and the Trust Amendments Proposal unless our stockholders approve both the Charter Amendments Proposal and the Trust Amendments Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendments Proposal and the Trust Amendments Proposal, our board will retain the right to abandon and not implement the Charter Amendments Proposal and the Trust Amendments Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on February 9, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and the Trust Amendments Proposal.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on February 9, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about February 23, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

19

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock (which includes the Company’s Class A common stock and Class B common stock) entitled to vote at the Special Meeting is 6,394,503. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 3,203,646 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. The Company’s warrants do not carry voting rights.

Broker Non-Votes

Holders of shares of our Class A common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

●	Proposal 1 (Charter Amendments Proposal) is a matter that we believe will be considered “non-routine.”

●	Proposal 2 (Conversion Amendment Proposal) is a matter that we believe will be considered “non-routine.”

●	Proposal 3 (Redemption Limitation Amendment Proposal) is a matter that we believe will be considered “non-routine.”

●	Proposal 4 (Trust Amendments Proposal) is a matter that we believe will be considered “non-routine.”

●	Proposal 5 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Charter Amendments Proposal	At least 65% of all issued and outstanding shares	No
Conversion Amendment Proposal	At least 65% of all issued and outstanding shares	No
Redemption Limitation Amendment Proposal	At least 65% of all issued and outstanding shares	No
Trust Amendments Proposal	At least 65% of all issued and outstanding shares	No
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and the Trust Amendments Proposal. Abstentions will have no effect on the Adjournment Proposal.

20

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

●	the fact that if the Initial Business Combination is not approved, in accordance with our Charter, the 2,875,000 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 528,500 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $5,285,000. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $57,817,900 and $5,781,790, respectively, based on the last sale price of $10.94, on Nasdaq on February 7, 2024;

●	if we are unable to complete an Initial Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.15 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

●	all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an Initial Business Combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●

our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed.

●	Aetherium’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Aetherium Common Stock declined to $5.00 per share after the close of the business combination, Aetherium’s public stockholders that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Aetherium’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Aetherium’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

Additionally, if the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and the Trust Amendments Proposal are approved, the Extension is implemented and the Company consummates an Initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our Class A common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Class A common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal, the Trust Amendments Proposal and the Adjournment Proposal.

21

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Aetherium Acquisition Corp., 79B Pemberwick Rd., Greenwich, CT 06831; Attention: Secretary, or call the Company promptly at (650) 450-6836.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Aetherium Acquisition Corp., 79B Pemberwick Rd., Greenwich, CT 06831; Attention: Secretary.

22

Redemption Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $32,931,063.73 on December 31, 2023, the estimated per share conversion price would have been approximately $11.01.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on March 1, 2024 (two business days before the Special Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

●	deliver your shares of Class A common stock either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Class A common stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendments Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal and the Trust Amendments Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendments Proposal and the Trust Amendments Proposal are not approved and we do not consummate an Initial Business Combination by April 3, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and warrants will expire worthless.

23

Holders of outstanding units must separate the underlying shares of Class A common stock and public warrants prior to exercising conversion rights with respect to the shares of Class A common stock.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each of our founders, officers and directors, (ii) all of our officers and directors as a group and (iii) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, as of the Record Date. The percentages below are based on 6,394,503 shares of the Company’s common stock issued and outstanding (comprised of 3,519,503 Class A shares and 2,875,000 Class B shares), including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private units issued pursuant to the Company’s initial public offering as these warrants are not convertible until consummation of the Company’s Initial Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned (2)	Approximate Percentage of Outstanding Shares

Founders, Directors and Executive Officers

Jonathan Chan (4)	528,500	2,830,000	53.2%
Alex Lee		15,000	*
Lim How Teck		10,000	*
Mariana Kou		10,000	*
Charles Abelmann		10,000	*
All directors and officers as a group (five individuals)	528,500	2,875,000	53.2%

5% or greater beneficial owners
Aetherium Capital Holdings LLC(3)	528,500	2,830,000	52.5%
AQR Capital Management, LLC(5)	198,909	198,909	5.65%
Meteora Capital, LLC(6)	367,378	367,378	10.4%
Shaolin Capital Management LLC(7)	230,000	230,000	6.5%
Fir Tree Capital Management LP(8)	212,676	212,676	6.0

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the entities and individuals is c/o Aetherium Acquisition Corp., 79B Pemberwick Rd., Greenwich, CT 06831.
(2)	Consists solely of founder shares, classified as shares of Class B common stock, as well as placement shares. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the IPO prospectus.
(3)	Jonathan Chan, our Chairman and Chief Executive Officer, as manager, has voting and dispositive power over the shares owned by Aetherium Capital Holdings LLC.
(4)	Includes shares owned by Aetherium Capital Holdings LLC, over which Jonathan Chan, as manager, has voting and dispositive power. Mr. Chan disclaims beneficial ownership of such shares, except to the extent of his respective pecuniary interest therein.
(5)	Pursuant to a Schedule 13G filed on February 14, 2024. The address for the Reporting Person is One Greenwich Plaza, Greenwich, CT 06830. Includes shares for AQR Capital Management, LLC AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC.
(6)	Pursuant to a Schedule 13G filed on February 14, 2024. The address for the Reporting Person is 1200 N Federal Hwy, #200, Boca Raton FL 33432. Includes shares for Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) with respect to the Common Stock held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”); and Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the Common Stock held by the Meteora Funds.
(7)	Pursuant to a Schedule 13G filed on February 14, 2024. The address for the Reporting Person is 230 NW 24th Street, Suite 603, Miami, FL 33127. Includes shares for Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin Capital Management LLC.
(8)	Pursuant to a Schedule 13G filed on February 14, 2024. The address for the Reporting Person is 500 5th Avenue, 9th Floor, New York, New York 10110. The report for Fir Tree Capital Management LP does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Brian Meyer.

24

PROPOSAL NO. 1 — THE CHARTER AMENDMENTS PROPOSAL

We are proposing to amend our Charter to extend the date by which we have to complete a business combination to the Extended Date.

If the Charter Amendments Proposal is not approved and we do not complete our initial business combination by April 3, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

The purpose of the Charter Amendments is to allow us more time to enter into and complete an initial business combination, which our board believes is in the best interest of our stockholders and the Company. The Charter currently provides that we have until April 3, 2024 to complete our initial business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before April 3, 2024. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our stockholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all of the Public Shares, from April 3, 2024 to the Extended Date.

Reasons for the Charter Amendments Proposal

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before April 3, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Corporation to pay its franchise and income taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The purpose of the Charter Amendments is to allow us more time to enter into and consummate a business combination. The Charter currently provides that we have until April 3, 2024 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Charter Amendments Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold a separate Special Meeting to obtain the stockholder approvals required in connection with a business combination and to complete the closing of a business combination.

Without the Extension, if we are unable to complete a business combination on or before April 3, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate.

25

If the Charter Amendments Proposal is Not Approved

If the Charter Amendments Proposal is not approved and we do not complete our initial business combination by April 3, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to its obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Charter Amendments Proposal is Approved

If the Charter Amendments Proposal is approved, we will ensure that all filings required to be made with the Registrar of Companies of the Delaware are made in connection with the Extension to extend the time the Company has to complete a business combination until the Extended Date. We will then continue to attempt to consummate a business combination until the Extended Date unless the board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company and our stockholders. We will remain a reporting company under the Exchange Act, and our units, Public Shares, rights and public warrants will remain publicly traded.

If the Charter Amendments Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendments Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $32,931,063.73 that was in the Trust Account as of December 31, 2023. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Charter Amendments Proposal is not approved and we do not complete our initial business combination by April 3, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of Applicable Law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.15 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

26

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Redemption Rights

Each of our Public Stockholders may submit an Election to, subject to the approval of the Charter Amendments Proposal, and the implementation of the Extension, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 1, 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decisions than those stockholders that tender their shares through the DWAC system.

Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendments Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tender your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a Public Stockholder tenders shares and the Charter Amendments Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendments Proposal will not be approved. Our transfer agent will hold any share certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

27

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of December 31, 2023, which was approximately $32,931,063.73, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.01 at the time of the Special Meeting. The closing price of the Public Shares on Nasdaq on February 7, 2024 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.94. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Charter Amendments Proposal at the Special Meeting. We anticipate that a Public Stockholder who tenders Public Shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Charter Amendments Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments.

The Board’s Recommendation for the Charter Amendments Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Charter Amendments Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Charter Amendments Proposal and recommends that you vote “FOR” such Proposal.

Our Charter provides that we have until April 3, 2024 to complete our initial business combination under its terms. Our Charter further provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before April 3, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Our board believes that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

We believe that it is in the best interests of our stockholders to extend the date that we have to complete a business combination to the Extended Date in order to allow us to enter into an initial business combination, our stockholders to then evaluate the initial business combination and for us to be able to potentially complete the initial business combination.

After careful consideration of all relevant factors, our board determined that the Charter Amendments Proposal is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Charter Amendments Proposal requires a special resolution under Delaware law, being the affirmative vote of at least a 65% of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

If you do not want the Charter Amendments Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Delaware law, will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Charter Amendments Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendments Proposal.

28

PROPOSAL NO. 2 — THE CONVERSION AMENDMENT PROPOSAL

We are proposing to amend the Charter to consider and vote upon a proposal by the following special resolution to amend the Charter to change certain provisions which restrict the Class B common stock of the Company.

Reasons for the Conversion Amendment Proposal

In connection with the IPO, the Company issued an aggregate of 2,875,000 Founder Shares, including 2,830,000 Founder Shares to the Sponsor and 45,000 Founder Shares to certain directors on the board. Our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders. The purpose of the Conversion Amendment Proposal is to remove restrictions contained in the charter in order to permit the Class B common stock to convert into Class A common stock prior to the closing of the Company’s initial business combination, thereby providing holders of the Class B common stock with the flexibility to assist the Company in meeting applicable exchange listing requirements of its Class A common stock if necessary or desirable in consummation of the Company’s initial business combination.

If the Conversion Amendment Proposal is Not Approved

The approval of the Conversion Amendment Proposal is not a condition to the adoption of the Extension Proposal or the Adjournment Proposal. If the Conversion Amendment Proposal is not approved, the Board may decide to abandon the Conversion Amendment Proposal. The Company believes that the failure to approve the Conversion Amendment Proposal may reduce its flexibility to maintain the listing of its Class A common stock on the Nasdaq.

If the Conversion Amendment Proposal is Approved

If the Conversion Amendment Proposal is approved by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective upon their approval at the Special Meeting and the holders of Class B common stock will be able to convert their shares of Class B common stock into Class A common stock on a one-for-one basis at any time and from time to time prior to the closing of the Company’s initial business combination.

Further, if the Conversion Amendment Proposal is approved, the Sponsor has agreed to convert certain of its Class B common stock, as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A common stock, on a one-for-one basis, in accordance with the Charter, upon the implementation of the Conversion Amendment. The Class B common stock conversion would be effected prior to the redemption of any Class A common stock in connection with the implementation of the amendments of the Charter Proposals. Notwithstanding the Class B common stock conversion the Sponsor will be not entitled to receive any funds held in the Trust Account with respect to any Class A common stock issued to the Sponsor as a result of the Class B common stock conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A common stock held by the Sponsor in connection with the Extension to the Extended Date pursuant to the Charter Amendments.

Redemption Rights

If the Conversion Amendment Proposal is approved, and the Conversion Amendment becomes effective, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Conversion Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Conversion Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Conversion Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved and the Charter Amendments becomes effective.

29

Further, if the Conversion Amendment Proposal is approved, and the Conversion Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Conversion Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $32,931,063.73 that was in the Trust Account as of December 31, 2024 . However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Conversion Amendment Proposal (after taking into account the redemption of Public Shares).

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Conversion Amendment Proposal is approved. In furtherance of such irrevocable election, Stockholders making the election will not be able to tender their shares after the vote at the Special Meeting. The per-share pro rata portion of the Trust Account as of after taking into account franchise taxes and excise taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $11.00 per Public Share. If the Conversion Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Charter promptly following the meeting as described elsewhere herein. Please refer to “Proposal No. 1 — The Charter Amendments Proposal — Redemption Rights” for more information on the redemption process.

The Board’s Recommendation for the Conversion Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Conversion Amendment Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Conversion Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Charter currently include restrictions on the conversion of Class B common stock to Class A common stock prior to the closing of the Company’s initial business combination. However, our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders and by amending the parameters for conversion, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our board determined that the Conversion Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Conversion Amendment Proposal requires a special resolution under Delaware law, being the affirmative vote of at least a 65% of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

If you do not want the Conversion Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Delaware law, will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Conversion Amendment Proposal.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Conversion Amendment Proposal.

30

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

We are proposing to amend the Charter to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the completion of a business combination, the Charter would prevent the Company from being able to complete the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective upon their approval at the Special Meeting.

The Board’s Recommendation for the Redemption Limitation Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Charter currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem Common Stock in connection with an initial Business Combination that does not allow the Company to redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. Our board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.

Our board believes the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our board determined that the Redemption Limitation Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Delaware law, being the affirmative vote of at least a 65% of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Delaware law, will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

31

PROPOSAL NO. 4 —  THE TRUST AMENDMENTS PROPOSAL

The Trust Amendments Proposal

The proposed Trust Amendments Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended at a special meeting on March 23, 2023 to extend the date before which the Company must complete a business combination from April 3, 2023 to April 3, 2024 (the “First Amendment”), and as amended on February 6, 2024 by the Company and the Trustee to hold funds in an interest-bearing bank demand deposit account, which is not a United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Second Amendment”), to allow the Company to:

i.	extend the time to complete an Initial Business Combination (the “Business Combination Period”) up to thirty-six months from the declaration by the SEC of the effectiveness of the Company’s Form S-1 on December 29, 2021 to December 29, 2024 (the “Trust Amendment”) on a month-by-month basis (the “Extension”), whereby each such monthly extension for an additional one-month period requires the deposit into the Trust Account of $0.033 (the “Extension Payment”) for each one-month extension (the proposed Trust Amendments are attached to this proxy statement as Annex B); and

ii.	clarify that the Trust Agreement’s language that authorizes the withdrawal of interest from the Trust Account to pay the Company’s taxes includes excise tax to pay the Company’s 1% excise tax on stock redemptions of its public shares, which excise tax commenced in 2023 pursuant to the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding).

All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendments

The purpose of the Trust Amendments Proposal are to approve the Extension in order to give the Company the right to (i) withdraw interest from the Trust Account to pay its excise tax due annually, if any (for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding), and (ii) extend the Business Combination Period from April 3, 2024 to up to thirty-six months from the declaration by the SEC of the effectiveness of the Company’s Form S-1 on December 29, 2021 to December 29, 2024 on a month-by-month), whereby each such monthly extension for an additional one-month period requires the deposit into the Trust Account of the Extension Payment for each one-month extension.

The Company’s current Charter and Trust Agreement provide that the Company is permitted to withdraw interest from the Trust Account annually to pay its taxes but does not specify excise taxes specifically.

The Company’s current Charter and Trust Agreement provide that the Company has until April 3, 2024 to complete an Initial Business Combination. Aetherium and its board of directors have determined that there will not be sufficient time before April 3, 2024 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Initial Business Combination.

Under the circumstances, the Sponsor or any of its affiliates (the “Contributors”) will pay the extension amount for each proposed one-month extension on an as-needed basis. After consultation with the Company’s Contributors, the Contributors will fund the Extension Payment into the Trust Account as each Extension Payment prior to the applicable deadline, and extend the Combination Period for an additional one-month period each time until April 3, 2024, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendments Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account.

32

If the Trust Amendments Are Not Approved

If the Trust Amendments Proposal are not approved, and we do not consummate an Initial Business Combination by April 3, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendments Proposal Are Approved

If the Charter Amendments Proposal and the Trust Amendments Proposal are approved, the amendments to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete an Initial Business Combination by the applicable termination date, except for the permitted withdrawals of interest to pay taxes. The Company will then continue to attempt to consummate an Initial Business Combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendments Proposal. Our Board will abandon and not implement the Trust Amendments Proposal unless our stockholders approve both the Charter Amendments Proposal and Trust Amendments Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendments Proposal and Trust Amendments Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendments at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendments are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendments Proposal.

33

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adjournment Proposal.

34

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

U.S. HOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. Because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and one redeemable warrant. As a result, the discussion below with respect to holders of Class A common stock and warrants should also apply to holders of units (as the deemed owners of the underlying Class A common stock and warrants that constitute the units). This discussion applies only to Class A common stock and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities, including an “individual retirement account” or “Roth IRA;”

●	S corporations;

●	entities classified as partnerships for U.S. federal income tax purposes, or other pass-through entities, and investors in such entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies, real estate investment trusts or real estate mortgage investment conduits;

●	non-U.S. persons or entities, expatriates and former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A common stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Class A common stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion is general in nature and does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A common stock, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding any Class A common stock and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

35

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Class A common stock who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Class A Common Stock

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A common stock pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of Class A common stock, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Class A common stock will generally qualify as a sale of the Class A common stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Class A common stock actually owned by such U.S. Holder, but also Class A common stock that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A common stock owned directly, Class A common stock owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A common stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

36

The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption, and such U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of the entity. Prior to an initial business combination, the Class A common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Class A common stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A common stock owned by certain family members and such U.S. Holder does not constructively own any other Class A common stock. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Class A common stock will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A common stock will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A common stock is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A common stock are readily tradable on an established securities market in the United States or (ii) Class A common stock are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ending December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A common stock may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A common stock.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A common stock is treated as a sale, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A common stock redeemed.

37

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A common stock described in this proxy statement may prevent the holding period of the Class A common stock from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A common stock (Class A common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

We believe it is likely that we were a PFIC for our prior taxable year ending December 31, 2022 and will be a PFIC for our current taxable year ending December 31, 2023. Because the facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. Further, we believe it is likely that we will be a PFIC for our taxable year beginning January 1, 2024, unless a business combination is completed prior to the end of such year, subject to the timing and structure of such business combination.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Class A common stock and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A common stock (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A common stock; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Class A common stock during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Class A common stock).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A common stock;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

38

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A COMMON STOCK, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

Proceeds from the redemption of Class A common stock may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding generally will apply to proceeds received from the exercise of redemption rights for a non-corporate U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR CLASS A COMMON STOCK IN CONNECTION WITH THE CHARTER AMENDMENTS PROPOSAL AND ANY REDEMPTION OF CLASS A COMMON STOCK.

39

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 8:30 a.m. Eastern Time on March 5, 2024, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/aetherium/2024 (Conference ID: 2629892#). If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/aetherium/2024 (Conference ID: 2629892#), and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the Special Meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 2629892#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Aetherium Class A Common Stock at the close of business on February 9, 2024, the Record Date for the Special Meeting. You will have one vote per proposal for each share of the Aetherium Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Subject to the foregoing, the approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal each approval under Delaware law by the affirmative vote of sixty-five percent (65%) or more of the votes cast by the holders of the Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Approval of the Adjournment Proposal under Delaware law requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Charter Amendments Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting.

On the record date of the Special Meeting, there were 6,394,503 shares of Common Stock outstanding, of which 3,519,503 were shares of Class A Common Stock and 2,875,000 shares of Class B Common Stock (the “Founder Shares”). The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all 3,403,500 Founder Shares in favor of each of the Proposals.

40

If you do not want the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal to be approved, you must vote “AGAINST” such Proposals. If the Charter Amendments Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal and the Trust Amendments Proposal.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on the Charter Amendments Proposal, the Redemption Limitation Amendment Proposal, the Share Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. Proxies may be solicited in person or by telephone. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock.

You may contact the Proxy Solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll Free on 1-877-870-8565 or 1-206-870-8565 or email: ksmith@advantageproxy.com or the Company attention: Jonathan Chan, Chief Executive Officer, at Aetherium Acquisition Corp., 79B Pemberwick Rd., Greenwich, CT 06831 or via email: jonathan.chan@aetheriumcapital.com.

Required Vote

The approval of the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal requires a 65% majority of the votes cast by the holders of the Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Charter Amendments Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendments Proposal.

If the Charter Amendments Proposal is not approved or not implemented and we do not consummate our initial business combination by April 3, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Charter (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.

Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

41

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased.

The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per- share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If the Charter Amendments Proposal is not approved and if we do not consummate our initial business combination transaction by April 3, 2024, we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period.

●	In addition, simultaneously with the closing of our IPO, we consummated a private placement of the private placement units at a price of $10.00 per unit to our Sponsor, which are comprised of one share of Class B common stock and one private warrant exercisable for one share of Class A common stock at $11.50 per share. If we do not consummate our initial business combination by April 3, 2024, or by the Extended Date if the Charter Amendments Proposal is approved by the requisite number of votes (or, if the date by which we have to complete a business combination is further extended at a duly called Special Meeting, such later date) then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the Public Shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

●	Our directors and executive officers may become directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

42

●	In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.15 per Public Share, and (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the Special Meeting. Under the laws of the the state of Delaware, only business that is specified in the notice of special meeting to stockholders may be transacted at the Special Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two (2) or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 1 800-450-7155 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 1-877-870-8565

Main: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Aetherium Acquisition Corp.

55 West 46th Street, 30th Floor

New York, New York 10036

Attn: Paul Davis

Telephone No.: +44 7730 679385

If you are a stockholder of the Company and would like to request documents, please do so by March 5, 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

43

Annex A

SECOND AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

AETHERIUM ACQUISITION CORP.

March [●], 2024

Aetherium Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Aetherium Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 15, 2021.

2. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 29, 2021 (the “Amended and Restated Certificate of Incorporation”), which was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. A first amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 23, 2023 in connection with the Corporation’s shareholder approval in connection with the shareholder meeting of the same date to amend and restate the text of Section 9.1(b) of Article IX to extend the date that the Corporation can complete its initial Business Combination (the “First Amendment to the Amended and Restated Certificate of Incorporation”).

4. This Second Amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) hereby:

(a) Amends and restates Section 4.3(b) in its entirety and replaced, as follows:

“(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the closing of the Business Combination or at the election of the holder of such Class B Common Stock at any time prior to the closing of an initial business combination.”

(b) Amends and restates Section 9.1(b) in its entirety and replaced, as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 21, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes including federal and state income taxes, franchise taxes and excise taxes ((for avoidance of doubt, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding, and less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the date that is thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account $0.033 per non-redeeming Public Share (the “Extension Payment”) for each one-month Extension by its due date or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, which payment is in the Corporation’s sole discretion whether to exercise one or more extensions (the “Deadline Date”), and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

(c) Amends and restates Section 9.2(a) in its entirety and replaced, as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

(d) Amends and restates Section 9(e) in its entirety and replaced, as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

(e) Strikes Section 9.2(f) in its entirety and adds new Section 9.2(f) to read as follows:

“(f) For avoidance of doubt, all references in this Amended and Restated Certificate to “tax” or “taxes” includes any and all excise taxes imposed by the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions by the Corporation.”

(f) Amends and restates Section 9(e) in its entirety and replaced, as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.”

5. This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

[Remainder of page intentionally left blank]

A-2

IN WITNESS WHEREOF, Aetherium Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

AETHERIUM ACQUISITION CORP.

By:	/s/
Name:	Jonathan Chan
Title:	Chief Executive Officer

[Signature page to Amended and Restated Certificate of Incorporation]

A-3

Annex B

AMENDMENT NO. 3

TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of March __, 2024, by and between Aetherium Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 29, 2021 (the “Original Agreement”), in connection with the its initial public offering (“Offering”) of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $116,725,000 of the net proceeds from the Offering and the Company’s private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common Stock included in the Units issued in the Offering pursuant to the Original Agreement;

WHEREAS, the Company previously sought the approval of the holders of its Class A Common Stock and holders of its Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), at a special meeting on March 23, 2023 to extend the date before which the Company must complete a business combination from April 3, 2023 to April 3, 2024 (or such earlier date as determined by the Company’s board of directors) (the “First Amendment”); and

WHEREAS, the Company and the Trustee amended the Original Agreement on February 6, 2024 to divest the investments in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, and instead to hold funds in an interest-bearing bank demand deposit account (the “Second Amendment”); and

WHEREAS, the parties desire to amend the Original Agreement, as amended by the First Amendment and the Second Amendment as set forth specifically below in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

(a) Add new Section 1(m) to the Original Agreement to read as follows:

“(m) For avoidance of doubt, all references in this Agreement to “tax” or “taxes” includes any and all excise taxes imposed by the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes redemptions by the Corporation.”

B-1

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) by the date that is thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account $0.033 per non-redeeming Public Share for each extension month after April 3, 2024 (or such earlier date as determined by the Company’s board of directors), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

(c) Section 1 of the Trust Agreement is hereby amended by the addition of new section 1(j) as follows:

“(j) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to (A) April 3, 2024, and (B) at the Company’s election, each successive monthly period ending on December 29, 2024 (each, an “Applicable Deadline”), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter prior to the Applicable Deadline, to follow the instructions set forth in the Extension Letter.”

2. Miscellaneous Provisions.

(a) Entire Agreement. The Original Agreement, as amended by the First Extension Amendment, and as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

(b) Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(c) Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

Signatures on following page.

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:	/s/
Name:	Francis Wolf
Title:	Vice President

ENERGEM CORP., as the Company

By:
Name:	Jonathan Chan
Title:	Chief Executive Officer

B-3

PROXY CARD

AETHERIUM ACQUISITION CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Chan as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Aetherium Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on March 5, 2023 at 8:30 a.m. ET, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated February 23, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. CHARTER AMENDMENTS — APPROVAL OF THE SECOND AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE (“CHARTER”) THE WITHDRAWAL OF INTEREST FROM THE TRUST ACCOUNT TO PAY THE COMPANY’S EXCISE TAX ON STOCK REDEMPTIONS OF ITS PUBLIC SHARES, (FOR AVOIDANCE OF DOUBT, THE COMPANY WILL ONLY WITHDRAW FROM THE TRUST ACCOUNT TWENTY-SIX (26%) OF ITS EXCISE TAXES TO REFLECT THE REMAINING PERCENTAGE OF PUBLIC SHARES OUTSTANDING) AND EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE A BUSINESS COMBINATION FROM APRIL 3, 2024, TO UP TO THIRTY-SIX (36) MONTHS FROM THE EFFECTIVENESS DATE OF THE COMPANY’S FORM S-1 ON DECEMBER 29, 2021, BY DEPOSITING INTO THE TRUST ACCOUNT $0.033 PER NON-REDEEMING PUBLIC SHARE, AS SPECIFICALLY PROVIDED IN THE PROXY, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS, WHICH WE REFER TO AS THE “CHARTER AMENDMENTS PROPOSAL.”

For ☐          Against ☐          Abstain ☐

2.

PROPOSAL 2. THE CONVERSION AMENDMENTS — APPROVAL TO AMEND THE CHARTER TO AMEND CERTAIN PROVISIONS WHICH RESTRICT THE CLASS B COMMON STOCK, PAR VALUE $0.0001, OF THE COMPANY FROM CONVERTING TO CLASS A COMMON STOCK BEFORE THE CONSUMMATION OF AN INITIAL BUSINESS COMBINATION, WHICH WE REFER TO AS THE “CONVERSION AMENDMENT PROPOSAL.”

For ☐          Against ☐          Abstain ☐

3.

PROPOSAL 3. THE REDEMPTION LIMITATION — APPROVAL TO AMEND THE CHARTER TO ELIMINATE THE LIMITATION THAT THE COMPANY MAY NOT REDEEM PUBLIC SHARES TO THE EXTENT THAT SUCH REDEMPTION WOULD RESULT IN THE COMPANY HAVING NET TANGIBLE ASSETS OF LESS THAN $5,000,001 IN ORDER TO ALLOW THE COMPANY TO REDEEM PUBLIC SHARES IRRESPECTIVE OF WHETHER SUCH REDEMPTION WOULD EXCEED THE REDEMPTION LIMITATION, WHICH WE REFER TO AS THE “REDEMPTION LIMITATION AMENDMENT PROPOSAL.”

For ☐          Against ☐          Abstain ☐

4.	PROPOSAL 4. TRUST AMENDMENT — APPROVAL OF AMENDMENTS TO TH TRUST AGREEMENT TO ALLOW FOR THE WITHDRAWAL OF INTEREST FROM THE TRUST ACCOUNT TO PAY THE COMPANY’S EXCISE TAX ON STOCK REDEMPTIONS OF ITS PUBLIC SHARES (FOR AVOIDANCE OF DOUBT, THE COMPANY WILL ONLY WITHDRAW FROM THE TRUST ACCOUNT TWENTY-SIX (26%) OF ITS EXCISE TAXES TO REFLECT THE REMAINING PERCENTAGE OF PUBLIC SHARES OUTSTANDING), AND EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE A BUSINESS COMBINATION FROM APRIL 3, 2024, TO UP TO THIRTY-SIX (36) MONTHS FROM THE EFFECTIVENESS DATE OF THE COMPANY’S FORM S-1 ON DECEMBER 29, 2021, BY DEPOSITING INTO THE TRUST ACCOUNT $0.033 PER NON-REDEEMING PUBLIC SHARE, AS SPECIFICALLY PROVIDED IN THE PROXY, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS, WHICH WE REFER TO AS THE “TRUST AMENDMENT PROPOSAL.”

For ☐          Against ☐          Abstain ☐

5.	PROPOSAL 5. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: ______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):     Yes     No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.